U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[ X]  Preliminary Information Statement

[   ]  Confidential, for Use of the Commission Only (as permitted by Rule 14(a)-6(e)(2))

[   ]  Definitive Information Statement

EGPI FIRECREEK, INC.

 (Name of the Company as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No Fee Required

[   ] Fee Computed on table below per Exchange Act Rules 14a- 6(I)(4) and 0-11.

1.  Title of each class of securities to which transaction applies: ___________________________________________________________________

2.  Aggregate number of securities to which transaction applies: ___________________________________________________________________

3.  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

___________________________________________________________________

4.  Proposed aggregate offering price: ___________________________________________________________________

5.  Total fee paid: ___________________________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box is any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.  Amount previously paid: _____________________________________________________________________

2.  Form, schedule, or registration statement number: _____________________________________________________________________

3.  Filing party: ____________________________________________________________________

4.  Date filed: _____________________________________________________________________

Notes:

i

INFORMATION STATEMENT

EGPI FIRECREEK, INC.

6564 Smoke Tree Lane

Scottsdale, Arizona 85253

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED

NOT TO SEND US A PROXY

This Information Statement is furnished by the Board of Directors of Energy Producers, Inc., a Nevada corporation ("Company"), to the holders of record at the close of business on April 7, 2005 ("Record Date") that were not solicited by the Company, of the Company's outstanding common voting stock, par value $0.001 per share ("Common Stock"), and outstanding preferred voting stock, par value $0.001 per share (“Preferred Stock”) pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act").

The annual meeting of stockholders was held April 7, 2005 telephonically and in person from the Company’s offices located at 6564 Smoke Tree Lane, Scottsdale Arizona, 85253. It was not necessary for you to attend the meeting, nor was there any request for you to send a proxy. The principal shareholders of the Company’s common stock, Gregg Fryett, Peter Fryett, Charles Alliban, Melvena Alexander, Dennis R. Alexander, John R. Taylor, William E. Merritt, George B. Faulder, James Barker, Heights Energy Corporation, Dennis Flyer, J. Michael Hester, Richard Henry Faulder, James Seabolt, Byron K. Basden, Dr. Mousa Hawamdah, Dr. James Howard, AntCamp Advisors, LLC., Warren J. Soloski, John Brigandi, Connie Tomlin, Peter Wojcik, Stu Siller, Mitch Siller, Larry W. Trapp, Mike Trapp, Thomas J. Richards,  Hank Faulder, Joe Vasquez, Dr. Rusbek Bisultanov, David Cristian Sr., David Christian Jr., and Marlene Richardson, own or control approximately 59.33% of the issued and outstanding shares, and the only business of the meeting was as follows:

(1) To elect nine (9) members to the Company's Board of Directors to hold office until the Company's Annual Meeting of Shareholders in 2006 or until their successors are duly elected and qualified;

(2) To ratify the appointment of Donahue Associates, L.L.C. as the Company's independent certified public accountants for the fiscal year ending December 31, 2005;

(3) To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

The Company's major stockholders, Gregg Fryett, Peter Fryett, Charles Alliban, Melvena Alexander, Dennis R. Alexander, John R. Taylor, William E. Merritt, George B. Faulder, James Barker, Heights Energy Corporation, Dennis Flyer, J. Michael Hester, Richard Henry Faulder, James Seabolt, Byron K. Basden, Dr. Mousa Hawamdah, Dr. James Howard, AntCamp Advisors, LLC., Warren J. Soloski, John Brigandi, Connie Tomlin, Peter Wojcik, Stu Siller, Mitch Siller, Larry W. Trapp, Mike Trapp, Thomas J. Richards,  Hank Faulder, Joe Vasquez, Dr. Rusbek Bisultanov, David Cristian Sr., David Christian Jr., and Marlene Richardson, the beneficial owners of approximately  59.33% of the issued and outstanding shares of the Company's $.001 par value of both common and preferred voting stock (the "Common and Preferred Stock"), has voted for management's nominees for election as Directors and the ratification of the appointment of Donahue Associates, L.L.C., as the Company's independent certified public accountants for the fiscal year ending December 31, 2005. The Company has received the executed Written Consent from a majority of stockholders, effective on April 7, 2005. A complete summary of each of these matters is set forth herein.

Stockholders of record at the close of business on April 7, 2005 are being furnished copies of this Information Statement. This Information Statement is being mailed to the stockholders of the Company, commencing on or about April 30-May 3, 2005.

Accordingly, all necessary corporate approvals in connection with the matters referred to herein have been obtained, and this Information Statement is furnished solely for the purpose of informing stockholders, in the manner required under the Exchange Act, of these corporate actions.

This Information Statement is circulated to advise the shareholders of action already approved by written consent of the shareholders who collectively hold a majority of the voting power of our capital stock. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be effective until 20 days after the date this Information Statement is preliminarily filed with the Securities and Exchange Commission and a definitive Information Statement mailed to the shareholders. Therefore, this Information Statement is being sent to you for informational purposes only.

NO DISSENTERS' RIGHTS

Pursuant to the Nevada Revised Statues, NRS 92A.300 to 92A.500 inclusive, NONE of the corporate actions described in this Information Statement will afford to stockholders the opportunity to dissent from the actions described herein and to receive an agreed or judicially appraised value for their shares.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU

ARE REQUESTED NOT TO SEND US A PROXY

STOCKHOLDER APPROVAL PREVIOUSLY OBTAINED

CONSENTING SHAREHOLDERS

As of April 7, 2005, the Company had 108,294,436 issued and outstanding shares of Common Stock, and 900,000 issued and outstanding shares of Sub Series C-1 Preferred Stock carrying 10 votes per share, each of which is entitled to one, and ten votes for the common and preferred respectively, on any matter brought to a vote of the Company's stockholders. By written consent in lieu of a meeting, dated April 7, 2005, the Board of Directors and a majority of stockholders:

(1) Elected nine (9) members to the Company's Board of Directors to hold office until the Company's Annual Meeting of Shareholders in 2006 or until their successors are duly elected and qualified;

(2) Ratified the appointment of Donahue Associates, L.L.C., as the Company's independent certified public accountants for the fiscal year ending December 31, 2005.

On April 7, 2005, the following Consenting Shareholders, who collectively owned approximately 59.33% of our common and preferred voting stock, consented in writing to the proposed Actions:

Name of Consenting Shareholder	Shares Eligible	Percent

Gregg Fryett	10,195,000	9.41%
Peter Fryett	2,380,000	2.20%
Charles Alliban	200,000	0.18%
Melvena Alexander	1,215,000	1.12%
Dennis R. Alexander	7,912,000	7.31%
John R. Taylor	4,712,887	4.35%
William E. Merritt	4,712,887	4.35%
George B. Faulder	4,609,288	4.26%
James Barker	112,000	0.10%
Heights Energy Corporation	892,562	0.82%
Dennis Flyer	14,000	0.01%
J. Michael Hester	28,000	0.03%
Richard Henry Faulder	28,000	0.03%

James Seabolt	14,000	0.01%
Byron K. Basden	14,000	0.01%
Dr. Hawamdah Mousa	6,237,624	5.76%
Dr. James Howard	124,752	0.12%
AntCamp Advisors LLC	4,000,000	3.69%
Warren J. Soloski	250,000	0.23%
John Brigandi	150,000	0.14%
Connie Tomlin	2,500,000	2.31%
Peter Wojcik	200,000	0.18%
Stu Siller	3,618,000	3.34%
J. Scott Gardner	326,000	0.30%
Marlene Richardson	512,800	0.47%
Mitch Siller	1,118,000	1.03%
Tom Richards	730,000	0.67%
Mike Trapp	580,000	0.54%
Larry Trapp	2,200,000	2.03%
Joe Vasquez	1,100,000	1.02%
Hank Faulder	560,000	0.52%
Rusbek Bisultanov	1,000,000	0.92%
David A. Christian Sr.	1,000,000	0.92%
David A. Christian Jr.	1,000,000	0.92%
Total Effective Votes	64,246,800	59.33%
Common and Preferred
Voting Stock

We are not seeking written consent from any of our shareholders and our other shareholders will not be given an opportunity to vote with respect to the transactions. All necessary corporate approvals have been obtained, and this Information Statement is furnished solely for the purpose of:

- Advising shareholders of the action taken by written consent by Nevada Law; and

- Giving  shareholders  advance notice of the actions taken, as required by the Exchange Act

Shareholders who were not afforded an opportunity to consent or otherwise vote with respect to the actions taken have no right under Nevada law to dissent or require a vote of all our shareholders.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 7, 2005, the number of shares of Common Stock which were owned beneficially by (i) each person who is known by the Company to own beneficially more than 5% of its Common and Preferred Voting Stock (ii) each director, (iii) each executive officer and (iv) all directors and executive officers as a group. As of April 7, 2005, there were a total of 108,294,436, and 900,000 of its Voting Common and Preferred shares issued and outstanding, respectively.

The following table sets forth the security ownership of executive officers, directors and certain beneficial owners of more than five percent (5%) of issuer's voting securities as of April 7, 2005. Unless otherwise stated by footnote, the Company believes the shares indicated were held directly.

Title of

Name and Address

Beneficial

*Eligible

*Percent

Class

of Beneficial Owners

Ownership

  to Vote

of Class

Common and

Gregg Fryett

11,845,000

**(1)

10,195,000

9.41%

Preferred

50 Reddenhill Road

Torquay

Devon TQ1 3RR

United Kingdom

Common and

Dennis R Alexander

9,662,500

**(2)

7,912,000

7.31%

Preferred

6564 Smoke Tree Lane

Scottsdale, Arizona 85253

Common and

John R. Taylor

8,561,757

**(3)

4,712,887

4.35%

Preferred

6777 Camp Bowie Blvd. Suite 332

Fort Worth, TX 76116

Common and

Dr. Mousa Hawamdah

8,270,174

**(4)

6,237,624

5.76%

Preferred

6777 Camp Bowie Blvd. Suite 332

Fort Worth, TX 76116

Common and

George B. Faulder IV

8,158,009

**(5)

4,609,288

4.26%

Preferred

6777 Camp Bowie Blvd. Suite 332

Fort Worth, TX 76116

Common and

William E. Merritt

7,812,887

**(6)

4,712,887

4.35%

Preferred

6777 Camp Bowie Blvd. Suite 332

Fort Worth, TX 76116

Common

Peter Fryett

4,380,000

**(7)

2,380,000

2.20%

153 Duchy Dr.

Paignton,

Devon TQ31EW

United Kingdom

Common

Charles Alliban

2,200,000

**(8)

200,000

0.18%

The White House, Luscombe Rd.

Paignton,

Devon TQ33XW

United Kingdom

Common and

James M. Barker Jr

1,223,500

**(9)

112,000

0.10%

Preferred

6777 Camp Bowie Blvd. Suite 332

Fort Worth, TX 76116

Common

Melvena Alexander

1,715,000

**(10)

1,215,000

1.12%

 6564 Smoke Tree Lane

Scottsdale, Arizona 85253

Common

Michael Norman

500,000

500,000

0.46%

345 E 80 APT. 10B

New York, NY 10021

Common and

All Officers and Directors

Preferred

as a Group

64,328,827

42,786,686

39.51%

________________

*

Percent of Class is calculated on shares that are Eligible to Vote.

**

Persons in the preceding table, and corresponding footnotes, are also part of and bound by a voting agreement, along with other shareholders (please see “Exhibit 99.3” to a Current Report on Form 8-K filed April 7, 2004, incorporated herein by reference).

________________

(1) Includes 6,695,000 shares owned directly by Mr. Gregg Fryett and 2,000,000 shares owned by Mrs. Rachel Fryett his wife. Also included are i) 2,000,000 shares of common restricted stock under presently exercisable stock options, which may be purchased by Mr. Gregg Fryett after February 9, 2005, ii) 1,000,000 shares of Series B Preferred Stock owned directly by Mr. Gregg Fryett automatically converting to common stock 1-year from the date of issuance, and iii) 150,000 of Sub Series C-1 Preferred carrying 10 votes per share.

(2) Includes 5,912,500 shares owned directly by Mr. Alexander, and 300,000 in the name of his wife, Deborah L. Alexander. There are 50,000 shares in the name of Ashton Alexander and 50,000 shares in the name of Sarah Alexander, his two minor children, and he has voting power over 50,000 in the name of Aaron  Alexander, and 50,000 in the name of Julie Alexander-Schumacher, his wife's adult children. Also included are i) a total of 2,600,000 shares of common restricted stock under presently exercisable stock options, which may be purchased by Mr. Alexander after February 9, 2005, ii) 1,000,000 shares of Series B Preferred Stock owned directly by Mr. Alexander automatically converting to common stock 1-year from the date of issuance, and iii) 150,000 of Sub Series C-1 Preferred Stock carrying 10 votes per share.

(3) Includes 3,212,887 shares owned directly by Mr. Taylor. Also included are i) 798,870 shares of Series A Preferred Convertible Stock owned directly by Mr. Taylor, ii) 1,700,000 shares of Series B Preferred Stock directly owned by Mr. Taylor automatically converting to common stock 1-year from the date of issuance, iii) 2,000,000 shares of common restricted stock under presently exercisable stock options, which may be purchased by Mr. Taylor after February 9, 2005, iv) 150,000 of Sub Series C-1 Preferred Stock carrying 10 votes per share. Further included in the table are gifts made by Mr. Taylor to the following persons and amounts, of his Series B Preferred Stock: a.) 100,000 shares to Ben E. Taylor Irrevocable Living Trust, for family member b.) 100,000 shares to Ben R. Taylor Living Trust, for family member c.) 100,000 shares to Cheryl Cashion 1998 Family Trust, for family member d.) 100,000 shares to Joseph S. Behm, for family member e.) 100,000 shares to Ann M. Adams, for family member f.) 100,000 shares to John Russell Taylor, for family member g.) 100,000 shares to John Dustin Taylor, for family member. Mr. Taylor maintains voting power over all of the gifts.

(4) Includes 6,237,624 shares owned directly by Dr. Hawamdah. Also included are i) 32,550 shares of Series A Preferred Stock directly owned by Mr. Hawamdah, ii) 2,000,000 shares of common restricted stock under presently exercisable stock options, which may be purchased by Mr. Hawamdah after February 9, 2005.

(5) Includes 3,109,288 shares owned directly by Mr. Faulder. Also included are i) 499,121 shares of Series A Preferred Stock directly owned by Mr. Faulder, ii) 2,400,000 shares of Series B Preferred Stock directly owned by Mr. Faulder automatically converting to common stock 1-year from the date of issuance, iii) 2,000,000 shares of common restricted stock under presently exercisable stock options, which may be purchased by Mr. Faulder after February 9, 2005, and iv) 150,000 of Sub Series C-1 Preferred Stock carrying 10 votes per share.

(6) Includes 3,212,887 shares owned directly by Mr. Merritt. Also included are i) 150,000 shares of Series A Preferred Stock owned directly by Mr. Merritt, ii) 2,400,000 shares of Series B Preferred Stock directly owned by Mr. Merritt automatically converting to common stock 1-year from the date of issuance, iii) 2,000,000 shares of common restricted stock under presently exercisable stock options, which may be purchased by Mr. Merritt after February 9, 2005, and iv) 150,000 of Sub Series C-1 Preferred Stock carrying 10 votes per share.

(7) Includes 1,280,000 shares owned directly by Mr. Peter Fryett, and 1,100,000 in the name of his wife, Marion Fryett. Also included are 2,000,000 shares of common restricted stock under presently exercisable stock options, which may be purchased by Mr. Peter Fryett after February 9, 2005.

(8) Includes 200,000 shares owned directly by Mr. Alliban. Also included are 2,000,000 shares of common restricted stock under presently exercisable stock options, which may be purchased by Mr. Alliban after February 9, 2005.

(9) Includes 112,000 shares owned directly by Mr. Barker Jr. Also included are i) 111,500 shares of Series A Preferred Stock directly owned by Mr. Barker Jr. and ii) 1,000,000 shares of common restricted stock under presently exercisable stock options, which may be purchased by Mr. Barker Jr. after February 9, 2005.

(10) Includes 215,000 shares owned directly by Mrs. Alexander. Also included are 500,000 shares of common restricted stock under presently exercisable stock options, which may be purchased by Mrs. Alexander.

ELECTION OF DIRECTORS

The following table sets forth certain information with respect to persons elected to the Board of Directors of the Company by the Written Consent:

Position with

Name

Age

Company

Dennis R. Alexander

51

Chairman

Gregg Fryett

37

Director

John R. Taylor

60

Director

William E. Merritt

61

Director

Charles Alliban

54

Director

George B. Faulder

62

Director

Peter Fryett

63

Director

Dr. Mousa Hawamdah

57

Director

Mike Norman

47

Director

BUSINESS EXPERIENCE OF CURRENT DIRECTORS AND OFFICERS

AT APRIL 2005.

Dennis R. Alexander has served as Chairman and CFO of the Company and Firecreek Petroleum, Inc. since July 1, 2004 having served as the President and Director of the Company from May 18, 1999 to June 30, 2004. In September 1998 he was a founder, and from January 19, 1999 through its acquisition with the Company served as President and Director of Energy Producers Group, Inc. From April 1997 through March 1998, served as CEO, Director, Consultant of Miner Communications, Inc., a media communications company. From April 26, 1997 through March, 1998 he was a director of Rockline, Inc., a private mining, resource company, and a founder of World Wide Bio Med, Inc., a private health-bio care, start up company. Since March 1996 to the present he has owned Global Media Network USA, Inc., which has included management consulting, advisory services. Mr. Alexander devotes approximately 60 to 80 hours per week minimum, and more as required, to the business of the Company.

Gregg Fryett has served as Chief Executive Officer and Director of the Company and Firecreek Petroleum, Inc. since July 1, 2004 having served as Chairman and CEO of the Company from January 27, 2004 through June 30, 2004. Prior to this period Mr. Fryett served as VP and Director of the Company from 17th December 2003 through January 26, 2004. He is the CEO of International Yacht Sales Group, Ltd. subsidiary operations. From April 3rd, 2003 through appointment to the Company, he served as President of International Group Holdings Inc, a Utah OTC corporation. Prior to this, he was Director of the marine sales operations based in the UK. Mr. Fryett devotes approximately 40-80 hours per week to the business of the Company.

John R. Taylor has been President and Director of the Company and Firecreek Petroleum, Inc. since July 1, 2004. He has over 26 years experience in the petroleum industry and been actively engaged in the search for commercial hydrocarbons since he was 13 years old, beginning his career in the oil industry working the family business: Mr. Taylor graduated St. Johns Military School; University of Nebraska, BGS Political Science and Prelaw. Mr. Taylor is also a Graduate of Halliburton Energy Institute. His Military service in the U. S. Army was during the period from 1965 to 1975 being honorably discharged in 1975 as a Captain (P). He served in Viet Nam, Germany and Korea in Aviation and Air Defense assignments. He is a Member of numerous oil and gas related clubs and associations, including the North Texas Oil & Gas Association, listed in Who’s Who in the South and Southwest and in Who’s Who in Finance and Industry. Mr. Taylor is a member of the Confederate Air Force and a former Regional Coordinator for the American Defense Institute. Mr. Taylor has been directly involved in evaluation of prospect operations, drilling production, project management, and seismic exploration, as well as acquisition and development. Mr. Taylor founded a group of companies with his associates known as the Firecreek Group of companies, or simply Firecreek, which has operated directly, or through subsidiaries or branches, in the U.S., Turkey and Romania, and have sought opportunities in Vietnam, Russia, Chechnya, Bosnia-Herzegovina, the Caribbean, Mexico and South America. Mr. Taylor was a principal advisor to the Serbian government in the early post-war battle damage assessment and reconstruction planning efforts of the Bosnia petroleum facilities and pipelines. In 1994, returned to post-war Vietnam and negotiated and obtained an initial Production Sharing Contract (“PSC”) covering essentially the entire onshore area south of Saigon, as well as the adjoining shallow coastal water area extending out 12 to 25 miles from the shoreline. He has gained experience from the Vietnam project in the use of satellite-based telecommunications which was utilized in Bosnia-Herzegovina implementing a program for British soldiers to be able to call home after the war. Mr. Taylor has extensive experience in project planning, execution and management and a reputation for handling difficult and complex international situations involving remote petroleum operations and host government relations. Mr. Taylor devotes approximately 40-80 hours per week, and more as required, to the business of the Company.

William E. Merritt has been Executive Vice President, General Counsel and Director of the Company, and Firecreek Petroleum, Inc. since July 1, 2004. A founder of Firecreek Petroleum (Romania), Inc. he has served as a Director and as Executive Vice President and General Counsel of that company since its formation in 1999. Mr. Merritt has also served in the same capacities for Firecreek Petroleum, Inc. since it was reorganized in March 2004 to concentrate on international oil and gas operations. He serves as a Director and as Executive Vice President and General Counsel of the Company resulting from the merger of those companies now known as Firecreek Petroleum, Inc. He has served in similar capacities in other Firecreek-related companies engaged in international telecommunications operations since 1996. Mr. Merritt holds a B.S.E.E. and an M.S.E.E. from Michigan State University and a Juris Doctor in law from Southern Methodist University.

Charles Alliban, serves as a Director and Treasurer of the Company and Firecreek Petroleum, Inc. since July 1, 2004. From January 27, 2004 until June 30, 2004 Mr. Alliban served as Chief Financial Officer and Director of the Company and prior to as a Director of the Company, and Director and CFO of our International Yacht Sales Group, Ltd. (“IYSG”) subsidiary operations from December 17, 2003 until January 26, 2004. From April 3rd, 2003 until appointment with the Company, Mr. Alliban was the CFO and Director for International Group Holdings Inc., a Utah publicly traded corporation. He has been a practicing accountant in the UK for the past 22 years.

George B. Faulder IV has been Vice President and Director of the Company and Firecreek Petroleum, Inc. since July 1, 2004. He is a Graduate of Florida International University, Miami, Florida. He is a Commercial pilot with multi-engine rating. As managing partner of a Texas-based company, Mr. Faulder is responsible for dealing with major accounts such as Wal-Mart and 7-11. Under his guidance, the company has grown in 6 years from $750,000.00 in sales to almost $20,000,000.00 this past year. Has extensive management skills and training acquired while employed by Westinghouse, Media General, Post-Newsweek, Nationwide Insurance Company, U.S. Representative William Lehman and the Walt Disney Family. He has thirty years experience as a broadcast journalist, news consultant and television news director in major metropolitan areas across the country. Individually, or as the executive in charge, and has been awarded every major journalism award including numerous Scripps-Howard honors, the John F. Kennedy and many statewide Emmys in Florida and California. Has been employed at various stages of his career by all three major networks (ABC, CBS, and NBC) and covered major stories throughout the U.S. Mr. Faulder covered the Republican Convention that selected Richard Nixon to run for a second term and was Executive Assistant to U. S. Congressman William Lehman of Florida during the subsequent impeachment proceedings. Formerly a part-owner and managing partner of a news consulting and coaching firm which grew in 5 years from approximately $250,000.00 and 8 clients to 36 clients and more than $1,000,000.00 in revenue. Upon resignation, returned to journalism as Media General's Corporate Director of News and News Director of WFLA-TV in Tampa, Fl.

Peter Fryett, has served as Vice President, Asst. Sec., and Director of the Company, and Firecreek Petroleum, Inc., and Director of International Yacht Sales Group, Ltd. since July 1, 2004, having served as a Director of the Company, and Director of International Yacht Sales Group, Ltd. subsidiary operations from December 17, 2003 through June 30, 2004. He has been operating his marine contracting business in the South West of the UK for the last 19 years. He will be on the board in an advisory role and will make available time only as required.

Dr. Mousa Hawamdah has been a Director since July 1, 2004, and Chairs the Audit Committee. He has been a Libyan Political envoy, since July 1, 2004, and was an officer of the Company and Firecreek Petroleum, Inc. until December 29, 2004. Dr. Mousa is the President and significant shareholder GAMA Oil and Gas, Inc., a Libyan corporation that is domesticated in Ottawa, Canada. He was born in Libya and became a U.S. citizen in 1982. Dr. Mousa has a Bachelor’s Degree from San Jose State University in Geology. He has a Master’s and Doctorate Degree in Physics from Georgetown University.

Michael Norman has been a Director of the Company and Firecreek Petroleum, Inc. since July 1, 2004. With regards to media communications, Mr. Norman’s experience and contributions includes but not limited to; business contributor to the Fox News Channel, a business contributor to the New York Post; Radio Show Host: Business America Radio; Radio Show Host: Bloomberg’s The Money Show, and a regular speaker on The Money Show. From 2002 to the present he has been Chief Investment Strategist, Great Eastern Securities, Inc. and engaged as Chief of investment strategy for a New York based broker dealer. From 1993 to the present Mr. Norman has been the Founder and Publisher of Economic Contrarian Update which provides independent economic research, financial market commentary and analysis, covering trends in equities, bonds, currencies, derivatives, emerging markets and commodities. Clients include major banks, investment banks, investment funds, hedge funds, commercial companies and individual investors. From September 2000 to June 2001 Mr. Norman was Editorial Manager, Standard & Poor's Corp, and Editorial Manager for the Structured Finance division of Standard & Poor's. He wrote articles on trends in asset backed securities (ABS). From 1992 -1993 Mr. Norman was a Floor trader/Member, Chicago Mercantile Exchange, and traded S&P futures as an independent (local) on the floor of the CME. From 1982-1990 Mr. Norman was the Founder, Trader, Floor Broker, Money Manager Flo Futures, Inc., New York Mercantile Exchange and Traded petroleum contracts and performed order execution on the floor of the NYMEX. He also operated as a Commodity Trading Advisor (CTA) and managed money. He was a Member of the Commodity Exchange, Inc. (COMEX), and traded gold, silver and copper futures and options. From 1980-1982 he was an Account Executive with Merrill Lynch Commodities Broker for Merrill Lynch commodities, specializing in financial futures. He dealt mainly with large Japanese corporations. Mr. Norman was educated at University of Pennsylvania 1975-1976 and UCLA 1977-1979 and holds a BA in Economics.

COMMITTEES OF THE BOARD OF DIRECTORS

During fiscal 2003 the Company formed an Audit Committee, the Compensation and Stock Option Committee, and a Nominating Committee. The Company nominated and appointed one outside director to the Company’s Audit Committee during Fiscal Year 2004.

The responsibilities of the Audit Committee include: (1) the recommendation of the selection and retention of the Company's independent public accountants; (2) the review of the independence of such accountants; (3) to review and approve any material accounting policy changes affecting the Company's operating results; (4) the review of the Company's internal control system; (5) the review of the Company's annual financial report to stockholders; and (6) the review of applicable interested party transactions. No member of the Audit Committee is an officer of the Company. The Compensation and Stock Option Committee reviews and recommends compensation and benefits for the executives of the Company, consultants, and administers and interprets the Company Stock Option Plan and the Directors Stock Option Plan and are authorized to grant options pursuant to the terms of these plans. The Nominating Committee seeks out qualified persons to act as members the Company's Board of Directors.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company directors and executive officers, and persons who own more than ten percent (10%) of the Company's outstanding common stock, file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of changes in ownership of Common Stock. Such persons are required by the Commission to furnish the Company with copies of all such reports they file. The Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representation, all of the Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners have been satisfied.

The affirmative vote of a majority of the stockholders has elected Dennis R. Alexander, Gregg Fryett, John R. Taylor, William E. Merritt, Charles Alliban, George B. Faulder, Peter Fryett, Dr. Mousa Hawamdah, and Mike Norman to hold office until the Company's Annual Meeting of Stockholders in 2006 or until their successors are duly elected and qualified.

RATIFICATION OF APPOINTMENT OF AUDITORS

The Board of Directors has appointed Donahue Associates, L.L.C., as the Company's independent certified public accountants for the fiscal year ending December 31, 2005. Donahue Associates, LLC., was the independent public auditor of the Company for the fiscal year ended 2004, and 2003. Henry C. Schiffer, CPA, An Accountancy Corporation, was the independent public auditor of the Company for the fiscal year ended December 31, 2002 (see footnote (1)). The affirmative vote of a majority of the stockholders has ratified the appointment of Donahue Associates, L.L.C., An Accountancy Corporation, as the Company's independent public auditor.

Footnote (1)

The Board of Directors appointed Henry C. Schiffer, CPA, An Accountancy Corporation, as the Company's independent certified public accountants for the fiscal year ending December 31, 2003. Henry C. Schiffer, CPA, An Accountancy Corporation, was the independent public auditor of the Company for the fiscal year ended December 31, 2002. The affirmative vote of a majority of the stockholders previously ratified the appointment of Henry C. Schiffer, CPA, An Accountancy Corporation, as the Company's independent public auditor.

(a.)  Our auditing firm, Henry Schiffer, C.P.A., an Accountancy Corporation ("Schiffer"), during the process of auditing the Company’s fiscal year ended December 31, 2003 had failed to notify the Registrant that Public Company Accounting Oversight Board ("PCAOB") had notified them that the Securities and Exchange Commission would no longer accept their statements.

We received notice of this on March 19, 2004, whereon Schiffer informed the Registrant of the PCAOB notice and thereafter resigned.

Our decision to take action to change accountants was approved by the Board telephonically on March 20, and 21, 2004.

During our two most recent fiscal years, and any subsequent interim period preceding the resignation on March 19, 2004, there were no disagreements with the former accountant, Schiffer, on any matter of accounting principals or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Schiffer, would have caused him to make reference to the subject matter of the disagreement(s) in connection with his reports.

Schiffer did not advise us that internal controls necessary to develop reliable financial statements did not exist; no information had come to Schiffer's attention which would make him unwilling to rely on management's representations, or unwilling to be associated with the financial statements prepared by management. Schiffer did not advise the registrant that the scope of the audit should be expanded significantly, or that information had come to his attention that would materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent audited financial statements, dated April 14, 2003 (including information that might preclude the issuance of an unqualified audit report).

(b.) We retained the services of Donahue Associates, L.L.C., Monmouth Beach, New Jersey ("Donahue") on March 26, 2004, as our principal accountant.

We did not contact the new accountant prior to its engaging the new accountant regarding the application of accounting principals to a specified transaction, or the type of audit opinion that might be rendered on the registrant's financial statements.

We did not contact the new accountant prior to its engaging the new accountant regarding any matter that was either the subject of a disagreement or a reportable event.

Due to the actions of our previous auditor we were delayed in the filing of our Form 10-KSB for the year ended December 31, 2003, due on or before March 30, 2004, and other filings which were subsequently filed.

MATERIAL INCORPORATED BY REFERENCE

The Company's Annual Report on Form 10-KSB as amended for the year ended December 31, 2004. and the Company's Unaudited Quarterly Reports on Form 10-QSB for the periods ended September 30, 2003, June 30, 2003 and March 31, 2003 as amended, respectively, are incorporated herein by reference.

The Company's Annual Report on Form 10-KSB as amended for the year ended December 31, 2003, and the Company's Unaudited Quarterly Reports on Form 10-QSB for the periods ended September 30, 2002, June 30, 2002, and March 31, 2002 as amended, respectively, are incorporated herein by reference.

The audited balance sheets of the Company and the related statements of operations and cash flows and as of December 31, 2004, 2003, 2002, 2001, 2000, and 1999 statement of stockholders equity or deficit from October 4, 1995 (date of inception) to December 31, 2004, are incorporated herein by reference to the Company's Registration Statement and Annual Reports on Form 10-SB and Form 10-KSB respectively for the fiscal years ended including December 31, 2002, 2001, 2000 (Form 10-SB) as amended, and for the fiscal years ended December 31, 2004, 2003, 2002, 2001, and 2000 (Form 10-KSB) as amended.

The Company's Unaudited Quarterly Reports on Form 10-QSB for the periods ended September 30, 2001, June 30, 2001, and March 31, 2001 as amended, respectively, are incorporated herein by reference.

The Company files annual, quarterly and special reports, proxy statements, and other information with the Securities and Exchange Commission as is required by the Securities Exchange Act of 1934. Shareholders may read and copy any reports, statements or other information we have filed at the SEC's Public Reference Room at 450 Fifth Street N.W., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Rooms. In addition, copies may be obtained (at prescribed rates) at the SEC's Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional offices at Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661 and 75 Park Place, Room 1228, New York, New York 10007. The Company filings are also available on the Internet on the SEC's website at www.sec.gov, and from commercial document retrieval services, such as Primark, whose telephone number is 1-800-777-3272. The Company shall provide, at no cost to the shareholder, the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004.

Additional Information

If you have any questions about the actions described above, you may contact Melvena Alexander, Secretary, at 6564 Smoke Tree Lane, Scottsdale, Arizona 85254, Telephone 480-948-6581.

SIGNATURE

Pursuant to the requirements of the Exchange Act of 1934, as amended, the Company has duly caused this Information Statement to be signed on its behalf by the undersigned hereunto authorized.

By Order of the Board of Directors

                   /s/ Gregg Fryett

                   Gregg Fryett, Chief Executive Officer

April   , 2005

11